UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 4, 2008
(Date of Report/Date of earliest event reported)
SENSIENT TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

WISCONSIN (State or other jurisdiction of incorporation)	1-7626 (Commission File Number)	39-0561070 (IRS Employer Identification No.)
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5304
(Address and zip code of principal executive offices)
(414) 271-6755
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On December 4, 2008, Board of Directors amended Section 3.16 and Article 5 of the Bylaws, effective immediately, to clarify the authority of the Finance Committee by providing that they shall read as follows:
3.16 Finance Committee. There shall be a Finance Committee of the Board of Directors. The Committee shall have the following membership and powers:
          (a) The Committee shall have at least three (3) members. All of the members of the Committee shall be non-employee directors.
          (b) The Committee shall review and approve the corporation’s annual capital budget, long-term financing plans, borrowings, notes and credit facilities, investments and commercial and investment banking relationships.
          (c) The Committee shall review and approve the corporation’s existing insurance coverages, foreign currency management and Stock Repurchase Program.
          (d) The Committee shall review and approve the financial management and administrative operation of the corporation’s qualified and non-qualified employee benefit plans.
          (e) The Committee shall have such other powers and duties as lawfully may be delegated to it from time to time by the Board of Directors or as provided in the By-Laws.
* * * *
5. CONTRACTS, LOANS, CHECKS AND DEPOSITS
5.1 Contracts. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authorization may be general or confined to specific instances.
5.2 Borrowings. No indebtedness for borrowed money shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by or under the authority of a resolution of the Board of Directors or the Finance Committee. Such authorization may be general or confined to specific instances.
5.3 Checks, Drafts, etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers, agent or agents of the corporation and in such manner, including by means of facsimile signatures, as shall from time to time be determined by or under the authority of a resolution of the Board of Directors or the Finance Committee.
5.4 Deposits. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositaries as may be selected by or under the authority of the Board of Directors or the Finance Committee.
Item 8.01 Other Events.

     On December 5, 2008, the Company issued a press release announcing that two of its executive officers have been promoted. Richard F. Hobbs, the Company’s Vice President and Chief Financial Officer, has been promoted to the position of Senior Vice President and Chief Financial Officer. John L. Hammond, the Company’s Vice President, Secretary and General Counsel, has been promoted to the position of Senior Vice President, General Counsel and Secretary. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
The following exhibits are furnished with this Report on Form 8-K:

Exhibit 3.2	Amendment to Section 3.16 and Article 5 of Sensient’s Bylaws.

Exhibit 99.1	Press Release announcing the promotion of Executive Officers.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSIENT TECHNOLOGIES CORPORATION (Registrant)
By:	/s/ John L. Hammond
	Name:	John L. Hammond
	Title:	Senior Vice President, General Counsel and Secretary
	Date:	December 5, 2008

EXHIBIT INDEX

Exhibit 3.2	Amendment to Section 3.16 and Article 5 of Sensient’s Bylaws.

Exhibit 99.1	Press Release announcing the promotion of Executive Officers.